UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2015

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

2015 Equity Incentive Plan

At Cepheid’s Annual Meeting of Shareholders held on April 28, 2015 (the “Annual Meeting”), the shareholders of Cepheid approved Cepheid’s 2015 Equity Incentive Plan (the “2015 EIP”), which reserves 4,600,000 shares of Cepheid common stock, plus all available but unissued shares under Cepheid’s 2006 Equity Incentive Plan, as amended (the “2006 EIP”), subject to adjustment to reflect stock splits, stock combinations and similar events. Shares subject to awards that are cancelled, forfeited, repurchased or that expire by their terms without shares being issued, including shares subject to awards granted under the 2006 EIP that were outstanding on April 28, 2015, will be returned to the pool of shares available for grant and issuance under the 2015 EIP. The 2015 EIP replaces the 2006 EIP and shares may no longer be awarded under the 2006 EIP. A copy of the 2015 EIP and related forms of agreement for stock options and restricted stock units are attached hereto as Exhibit 10.01 and incorporated herein by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosures made under Item 1.01 above are hereby incorporated by reference into this Item 5.02(e).

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Cepheid held the Annual Meeting on April 28, 2015. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of Cepheid’s common stock voted to elect three directors, each to serve until his successor has been elected and qualified or until his earlier resignation or removal as follows:

Name	For	Against	Abstain	Broker Non- Votes
John L. Bishop	60,118,054	1,533,899	348,330	5,848,910
Thomas D. Brown	61,138,616	367,757	493,910	5,848,910
Wayne G. Paterson	61,290,988	222,843	486,452	5,848,910

(2) Holders of Cepheid’s common stock voted to approve the 2015 EIP as follows:

Shares Voted in Favor:	55,989,145
Shares Voted Against:	5,980,083
Shares Abstaining:	31,055
Broker Non-Votes:	5,848,910

(3) Holders of Cepheid’s common stock voted to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2015 as follows:

Shares Voted in Favor:	67,517,524
Shares Voted Against:	316,822
Shares Abstaining:	14,847
Broker Non-Votes:	0

(4) Holders of Cepheid’s common stock voted to approve the non-binding advisory resolution on compensation paid to Cepheid’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion as follows:

Shares Voted in Favor:	57,671,831
Shares Voted Against:	4,296,911
Shares Abstaining:	31,541
Broker Non-Votes:	5,848,910

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

10.01	2015 Equity Incentive Plan and related forms of agreement for stock options and restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: May 4, 2015	By:	/s/ Ilan Daskal
	Name:	Ilan Daskal
	Title:	Executive Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

10.01	2015 Equity Incentive Plan and related forms of agreement for stock options and restricted stock units.

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